UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

J. RICHARD ATWOOD, 11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90025
(Name and address of agent for service)

Registrant’s telephone number, including area code:	310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2014

Item 1. Report to Stockholders.

FPA Capital Fund, Inc.

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

September 30, 2014

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-months ended September 30, 2014. Your Fund's net asset value (NAV) per share closed at $43.83. A long-term capital gain distribution of $1.76 per share was paid on July 2 to shareholders of record on June 30.

The following table shows the average annual total return for several different periods ended on September 30, 2014 for the Fund and comparative indices of securities prices.

	Periods Ended September 30, 2014 Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	7/11/1984 Inception
FPA Capital Fund	6.78%	12.63%	8.34%	10.57%	12.88%	14.65%
Russell 2000	3.93%	14.29%	8.19%	7.93%	9.03%	9.98%
Russell 2500	8.97%	15.99%	9.45%	9.42%	10.73%	11.78%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was (4.28)%. This compares with total returns of (5.46)% for the Russell 2000 and (1.37)% for the Russell 2500. For the calendar year-to-date period, these same comparisons are 1.45% for FPA Capital Fund, and (4.41)% and 0.28% for the Russell 2000 and 2500, respectively.

Introduction

Is the market finally correcting the recent excesses of stock valuations, particularly in the small- mid-cap area? The admittedly arbitrary definition of a stock market correction is when an index declines 10% or more from its recent level. Based on this, the Russell 2000 (R2000) recently fell into correction territory, while the S&P 500 has declined 9% over the past month (as of 10/14/14). Moreover, the Russell Microcap Index is down more than 17% from its high earlier this year, with microcap technology stocks down nearly 25% since March. Thus, small-cap stock valuations, relative to large-cap valuations, are in the process of reverting back toward historical averages.

In some ways, the smaller decline in the S&P 500 has masked the broader correction for a number of industry sectors. Besides those mentioned above, large-cap automotive stocks are down 18% since July, and energy stocks are also getting hit with the S&P Oil & Gas Exploration & Production Index down 25% since this past summer. While your portfolio is not immune to this correction, we believe the companies we own have strong balance sheets, providing management teams an ability to take advantage of any good opportunities to buy assets on the cheap — should any opportunities present themselves. We have managed this strategy through a number of corrections and each time, while we take temporary hits to capital, we have been able to take advantage of opportunities that present themselves during these periods of dislocation.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. As of the most recent prospectus, the Fund's expense ratio is 0.83%. Information regarding the Fund's redemption fees can be found on page 18.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

Our strategy's three-decades of history shows that we can deploy capital very rapidly when valuations are depressed and when fear and uncertainty are high. On the other hand, we have exhibited tremendous patience in holding higher than normal levels of liquidity when valuations are rich. The last couple of years tested our patience, but we were fortunate to have discovered stocks that still met our stringent investment criteria and deployed some of your capital into these new investment opportunities. In recent weeks we deployed incremental capital as selling pressure accelerated. If the current volatility continues, we fully expect that we will be more aggressive in deploying your capital as valuations become even more attractive.

Market Commentary

Over the past year or so, we have been asked a number of times; "What does the current market remind you of?" Our response has been that it reminds us of the late 1990s, when there was a large valuation difference between large-cap stocks and small-cap value stocks, except that this time small-caps have been more expensive. At the end of 1999, the S&P 500 traded at 32x earnings per share, while the R2000 value traded at 17x earnings, a 15-point spread. Earlier this year, the R2000 traded at ~37x earnings versus roughly 19x earnings for the S&P 500, an 18-point differential. Lately, this gap has narrowed to 14 points, as small-cap stocks have declined more than larger-cap stocks, we expect the gap to narrow further (rationale is highlighted below).

It is impossible, at least for us, to predict exactly how wide a valuation spread between two different indices might become or when this spread will peak and then contract. However, over the past year or so, we have expressed our view both verbally and in writing that we believe small and mid-cap stocks in general were, and still are, overvalued. For example, if we assume that the R2000 is one large conglomerate with two thousand subsidiaries, and roll up each of the individual company's net income to get an aggregate net income, the R2000 would actually trade at 61x earnings at the end of September. It is striking that nearly one-third of the companies in the Russell 2000 have lost money over the past twelve months.

The reasons for the difference in the stated P/E1 of 32x versus 61x based on the method above is that Russell correctly uses a weighted average market-cap method but incorrectly in our opinion, typically excludes companies with negative P/E ratios. By not fully incorporating companies with negative earnings into the calculations, Russell unfortunately biases the index's P/E lower. Nonetheless, even at 32x and 26x earnings, respectively, both the Russell 2000 and 2500 are excessively priced, in our opinion.

Going forward, we believe earnings for small- mid-cap companies will need to experience accelerated growth to support their elevated valuations, or valuations will likely continue to decline toward more historical levels. However, we could be wrong, and the market may continue the positive trend of the last few years despite anemic earnings growth. That is, investors may not care as much about earnings growth and continue to buy stocks because of no better alternative for their capital.

Perhaps the market's attitude of the past couple of years is similar to the recent Silicon Valley approach to investing and buying into other companies. Larry Page, Google's CEO, has coined the term "the Toothbrush Test"2 for deciding whether to acquire another business. The Toothbrush Test is simply a determination of whether companies possess a product or service that is used once or more a day, and makes your life better. Apparently, Mr. Page believes this test is superior to diligently analyzing the financial statements and valuation of a targeted company, which may explain Google's recent acquisition of Nest, a thermostat company, for $3.2 billion, or Facebook's purchase of WhatsApp for $19 billion.

Google, Apple, Facebook and other Silicon Valley companies are now often by-passing investment banks and relying on their own internal business development teams to scrutinize merger & acquisition deals. The frumpy banks

1  Price/Earnings ratio (P/E) is the price of a stock divided by its earnings per share.

2  Business Insider, August, 18, 2014

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

tend to use old-school valuation metrics to help assess the merits of a deal, and thus are losing out on lucrative M&A deal fees. Sadly, the banks have not invested enough in training their key personnel, who can assiduously measure whether "The Toothbrush Test" is passed by a targeted company! Undoubtedly, the Harvard Business School will need to add a new class to their curriculum if they expect their future graduates to be hired by these leading global banks.

Over the past few years, we have favored the economic "slow-growth" view but not the more pessimistic "recession camp". While we continue to believe the growth trajectory of the U.S. economy over the next year will average 2% or so, we think the recent dollar strength highlights how poor some of our global trading partners' economies are performing — particularly in Europe. Yet, we cannot rule out a much slower U.S. growth scenario, or even a recession, if Europe deteriorates even more from its current malaise.

The U.S. dollar has rallied from roughly 1.40 to 1.25 against the euro over the past six months, and from 94 to 1.10 against the Japanese yen since June 2013. We believe these foreign currencies are declining because their respective central banks are trying to stimulate their mercantilist economies by keeping sovereign interest rates lower than those of U.S. Treasuries for similar maturities. All else equal, lower government interest rates normally imply weaker currencies. And lower currencies make export products more competitive in the global market place in relation to goods produced in a stronger-currency country.

Japan, which started depreciating its currency earlier than the ECB, has recently experienced more robust exports and a rising stock market. We think the Europeans are playing catch up to the Japanese, and this strategy of currency depreciation could eventually spill over into China.

There is some recent evidence that the stronger dollar could weigh negatively on domestic manufacturing growth. For example, the September ISM Manufacturing Index was down 2.4 points to 56.6 from 59 in August. While the index still points to decent economic expansion, the index declined in September because of slower new orders, which may be a harbinger of slower future growth.

The latest softer ISM index numbers comes on the heels of construction spending declining in August by 0.8%, weaker than expected. Furthermore, there were downward revisions to construction spending for June and July, and September sales were down 0.3%, again weaker than expected. These are merely some indicators that the economy may not be as strong as some in the financial community believed or expected just a month or so ago, which fits with our narrative of a slowing economy.

The stronger dollar, or perhaps weaker than expected economies abroad, is also negatively impacting a number of basic commodities. For instance, the Commodity Research Bureau's Spot Raw Industrials index has declined from approximately 545 to 505 over the past five months. Oil prices are down nearly 20% over the same time frame, albeit from elevated levels due to production issues in Libya that are, for now, behind them. Obviously, the better-than-expected employment numbers refute the belief by some of an imminent collapse of the economy.

In summary, we believe the U.S. economy rebounded nicely in the second quarter from its depressed March level, as we expected. However, we do not believe the economy will be able to maintain the 4.6% growth rate pace of the June quarter for the second half of the year. There is some anecdotal data, such as softer new orders, weaker commodity prices, and slowing retail sales, which suggest the economy is expanding at a slower rate than the second quarter. Therefore, earnings growth expectations embedded in recent stock valuations, per the above analysis of the Russell 2000 will, in our opinion, likely prove to be too optimistic.

Portfolio Commentary

Your portfolio underperformed the benchmark in the September quarter, but continues to outperform year-to-date. While roughly 25% of the stocks in the portfolio produced positive results in the quarter, we had a number of

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

companies decline as the market sold off the past couple of months. Our technology, education, industrial, and energy companies' stock prices contributed to the negative performance.

The technology sector continues to be our largest allocation to any one industry group. The next two largest sector weightings are oil field services and oil and gas exploration and development industries. The latter two are currently getting a lot of media coverage, given the recent decline in oil prices. We will again review our investment thesis for these two sectors.

First, we will provide a quick history of the strategy's investments in the energy sector. Prior to 1999, the strategy had very little or no allocation to the energy space since its inception in 1984. In early 1999, the strategy made an investment in Ensco International (ESV), but sold the entire position in the middle of the year 2000. Soon after September 11, 2001, the strategy again established an energy position by accumulating several oil field service companies and an oil equipment company.

Roughly six years later, we had trimmed back many of these positions and eliminated the oil equipment company. At the depth of the financial crisis in late 2008, we started investing in E&P companies and bought additional shares of the oil field services companies. All of these stocks performed well over the subsequent several years, and a few greatly exceeded our expectations.

Fast forward to today, we continue to manage the portfolio based on a strict set of valuation metrics. For instance, we eliminated two energy stocks in the third quarter, Newfield Exploration (NFX) and Patterson-UTI (PTEN), because they hit our price targets. We also trimmed back a number of other energy stocks this year as oil prices rose above $90 a barrel. Subsequent to the quarter end, we sold the remaining small position of Baker Hughes, generating good long-term gains for our clients and shareholders.

To reiterate, our investment thesis in the energy sector is predicated on natural gas trading in and around $4.00/mcf (currently $3.95/mcf) and oil prices trading in and around $85 a barrel (Brent is currently ~$84.50/barrel). These figures are based on where the marginal producers' cost curves of these commodities are relative to demand, according to data provided by Sanford Bernstein Research. If an energy company cannot generate a return on capital that exceeds its cost of capital, the company is not adding value for shareholders.

Our outlook for annual global oil demand is for roughly 1% growth. Despite many European economies currently being in a recession or experiencing no growth, and the Chinese economy exhibiting material deceleration, the International Energy Agency (IEA) this month revised their oil demand forecast for 2014 to 92.4 million barrels per day versus roughly 91.7 million barrels/day in 2013. This represents a growth rate of 0.76% year-over-year. The IEA also revised its 2015 oil demand forecast to 93.5 million barrels/day, or a 1.2% growth rate. Thus, our long-term oil demand expectations are quite close to IEA's forecast, and both reflect a weak global economic growth outlook.

On the supply side, the OPEC countries are currently producing approximately 31 million barrels of oil per day, or approximately one-third of global oil production. According to Howard Weil, an energy-focused brokerage firm, OPEC's oil production peaked in July of 2008 at 32.8 million barrels/day and plunged more than 5 million barrels/day to 27.7 million barrels/day by March of 2009. Oil production from Africa, ex the OPEC countries, has been relatively flat over the past five years. Oil production from Europe (including Russia), Asia, and Latin America increased marginally over the past five years. However, oil production from North America, notably from U.S. shale, has increased by more than 4 million barrels/day since the end of the financial crisis. Thus, the vast majority of incremental oil supply has come from OPEC and America over the past five years.

Let us now discuss some of our energy investments. Rowan Companies (RDC) is an off-shore drilling rig owner and operator. RDC provides offshore oil and gas contract drilling services utilizing a fleet of 30 self-elevating mobile offshore "jack-up" drilling units and four ultra-deepwater drillships, two of which are currently under

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

construction. Until this year, Rowan focused on high-specification and premium jack-up rigs, which its customers use for exploratory and development oil & gas drilling. A couple of years ago, RDC signed contracts with Hyundai Heavy Industries for the construction of four ultra-deepwater drillships. In January 2014, the company took delivery of the first of these drillships, the Rowan Renaissance. The Renaissance commenced drilling operations under a three-year contract in the deep waters off the coast of West Africa in April 2014. The last of the four new drillships will be delivered in March of 2015, and all four of the new ships are under firm, multi-year contracts.

With the acceptance of the fourth drillship next March, RDC will have among the youngest fleet of ultra-deepwater (UDW) drillships and high-spec jackup rigs in the market. This is an important factor because oil and gas exploration and production companies will likely migrate to the youngest and best possible rig for a given job, should oil prices continue to decline or even stabilize around the $80/barrel level.

Rowan's young fleet is outfitted with some of the most advanced and safest equipment of any offshore rig. For example, all four of RDC's new UDW drillships come with dual blow-out preventers, which could have helped prevent the horrific Deepwater Horizon accident in the Gulf of Mexico in 2010. Additionally, the drillships will be self-propelled vessels equipped with computer-controlled dynamic-positioning thruster systems, which allow them to maintain position without anchors through the use of their onboard propulsion and station-keeping systems.

Despite the decline in Rowan's stock price over the past few months, our earnings expectations, as well as Wall Street's analysts who follow the company, point to higher EPS over the next couple of years. For instance, the consensus EPS estimate for this year is $2.16, but that increases to $3.93 and $4.09, respectively, for 2015 and 2016. Furthermore, Rowan has roughly 76% and 68%, respectively, of its 2015 and 2016 revenue expectations under firm contract. As a side note, Ensco has roughly 75% and 51%, respectively, of its 2015 and 2016 revenues under contract. Atwood has 92% and 71%, respectively, of its 2015 and 2016 revenues under contract.

Current market sentiment toward energy companies, particularly to offshore rig companies, is very negative. However, when the average small-mid-cap stock trades at roughly 30x earnings, we would rather allocate capital to companies like RDC, which we believe is trading at close to 5x each of the next two year's earnings expectations. Even if we are wrong and RDC earns $3.00 in 2016, the stock trades at nearly 7x earnings. In our opinion, RDC's earning power is greater than $3.00.

Another energy company that declined substantially during the last few months is SM Energy (SM). Again, the strategy initially purchased SM Energy in late 2008/early 2009 at substantially lower prices than even its currently depressed price. SM is an exploration & production company that derives approximately 75% of its production from Texas (primarily the Eagle Ford Shale area), 15% from the Rocky Mountain region (primarily Bakken/Three Forks area in North Dakota), and the remainder split between the Permian Basin in west Texas and the Mid-Continent in Oklahoma.

Revenues from oil represented roughly 55% of the total June quarter revenues, with natural gas and natural gas liquids (NGLs) generating 28% and 17% of the revenues. SM Energy is currently earning roughly $20 per share of ebitda and is trading close to 4x enterprise value to ebitda, versus Athlon Energy, which just announced its being acquired at roughly 15x EBITDA. Granted, the recent decline in oil prices will negatively impact SM's near-term revenues and profit. However, assuming no growth in production from the June quarter level and no additional hedges were put in place this quarter (SM will report Q32014 results on October 29th), SM has roughly 50% of its 2015 oil and gas production hedged out at approximately $90/barrel and $4.00/mcf.

Besides reducing the risk to shareholder profits from lower commodity prices by hedging out some of its future production, SM also boasts among the lowest finding & development (F&D) cost for US shale oil producers. We estimate SM's F&D costs at about $13/barrel, which allows the company to have a much lower break-even cost than

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

many highly levered U.S. shale producers. SM's strong balance sheet gives the company the option to purchase good oil & gas assets from potentially distressed sellers, should oil prices fall below $75/barrel.

Both RDC and SM are representative of our investments in energy companies. That is, our investments are in companies with strong balance sheets, seasoned management teams, and good prospects to generate strong financial results despite oil prices declining $20/barrel from its recent level of approximately $105. There has been too much capital spending on tertiary U.S. shale oil projects over the past few years. High oil prices and cheap capital seduced many investors into businesses that they do not understand, nor do many of these companies have the capital to weather the inevitable down cycles.

We do not pretend to have a crystal ball and know for sure where oil prices are going to settle out over the next year or two. However, the laws of supply and demand have not been abolished, and we believe oil prices should settle eventually around the $85/barrel range. If the IEA's estimate of roughly 1 million barrels of demand growth occurs each year for the next five years, suppliers will need to produce an incremental 5 million barrels over that time frame.

Over the next five years, we think the economic sanctions on Iran will eventually be lifted, which means they could add 700,000 barrels/day to future supply. Libya could produce an additional 400,000 barrels/day if their civil war ends. Iraq is on a steady trend to add 1.5 million barrels/day by 2019, assuming ISIS is prevented from damaging the large oil infrastructure in the southern section of Iraq. If we are correct, these three countries alone could produce roughly 2.5 million barrels/day of the expected 5 million barrels/day increase in demand over the next five years. That leaves approximately 2.5 million barrels/day for other oil producers.

Clearly, there are some major oil basins that will not be able to grow production at $80 oil, and some have actually experienced production declines despite higher oil prices. Saudi Arabia has some spare oil production capacity and most likely endeavors to maintain its market share. However, with U.S. oil shale production growing at roughly 1 million barrels/day over the past couple of years, some of which is uneconomical at even $100/barrel, the longer-term supply and demand picture risks becoming unbalanced. Thus, we believe the Saudi's recent move to cut prices, rather than oil production, is sending a strong signal to uneconomic oil producers to stop their investments.

Our investments in Cimarex (XEC), Rosetta Resources (ROSE), and SM Energy (SM) reflect a desire to invest with some of the lowest cost oil producers in the U.S. Similar to SM, XEC's F&D costs are approximately $13/barrel and ROSE's cost are closer to $11/barrel. ATW, ESV, and RDC have a substantial portion of their 2015 and 2016 revenues already under firm contract. Not only do we expect these companies to survive in a lower cost oil-price environment, but also we expect they will be in a position to pick up some good assets from their weaker competitors as they are forced to shed assets to pay down debt. These six energy companies are trading very inexpensively, based on expectations for $85 oil.

In closing, we remain very enthusiastic about our strategy's future. Our pipeline of potential investments is very robust. For the past couple years, we have expressed our concern about the market's rich valuations and our desire to allocate your capital only when valuations declined to attractive levels, but not knowing exactly when that time would arrive. In some ways, it is similar to a young child being promised by his or her parent to be taken to Disneyland, but (perhaps cruelly) refusing to state the exact date. We have been going to bed every night hoping the next day was the day for the Magic Kingdom. We have prepared our bags, mapped out the theme park, and negotiated the order of attractions with the rest of the family. We can now hear the garage door being opened. But we need to remain patient and not jump in the car too soon and risk that the car ride will end up in the wrong zip code.

As long-term investors, our time horizon is at a minimum three years, but more ideally five years and longer. As mentioned earlier in this letter, we are deploying your capital as stock valuations decline to more depressed levels. This is the essence of our deep-value, but patient, investment strategy. When fear is rising, as it is today in the energy

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

and other market sectors, we believe the market offers much better reward-to-risk opportunities for those who can look out farther than the next few of quarters.

We thank you for your continued trust and confidence in our strategy.

Respectfully submitted,

Dennis Bryan Chief Executive Officer and Portfolio Manager October 16, 2014	Arik Ahitov Managing Director and Portfolio Manager

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, Advisor or Distributor.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

FUND RISKS

Investments in mutual funds carry risks, and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Small- and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS (Continued)

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

The Prospectus details the Fund's objective and policies, charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

The Russell 2500 and 2000 Indexes consist of the 2,500 and 2,000 smallest companies, respectively, in the Russell 3000 total capitalization U.S. universe. These indexes are considered measures of small- to mid-capitalization U.S. stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent.

FPA CAPITAL FUND, INC.

PORTFOLIO SUMMARY

September 30, 2014
(Unaudited)

Common Stocks		72.3%
Technology	24.0%
Oil Field Services	15.1%
Business Services & Supplies	10.6%
Oil & Gas Exploration	10.3%
Retailing	4.6%
Industrial Products	3.3%
Healthcare	1.5%
Financial	1.2%
Basic Materials	1.0%
Other Common Stocks	0.7%
U.S. Treasuries		13.2%
Short-Term Investments		14.4%
Other Assets and Liabilities, net		0.1%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2014
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Aaron's, Inc.	348,196
AGCO Corporation	159,700
Apollo Group, Inc.	466,200
Arris Group, Inc.	530,800
Atwood Oceanics, Inc.	251,294
Ensco PLC	350,700
Interdigital, Inc.	193,100
Rosetta Resources, Inc.	120,500
Rowan Companies, Inc.	294,600
SM Energy Company	147,000
Titan International, Inc.	831,600
NET SALES
Common Stocks
Arrow Electronics, Inc.	125,500
Baker Hughes Incorporated	149,372
Foot Locker, Inc.	123,700
Newfield Exploration Company (1)	719,800
Patterson - UTI Energy, Inc. (1)	687,100
Trinity Industries, Inc.	145,100

(1)  Indicates elimination from portfolio

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

September 30, 2014
(Unaudited)

COMMON STOCKS	Shares	Fair Value
TECHNOLOGY — 24.0%
Arris Group, Inc.*	2,056,000	$58,287,600
Arrow Electronics, Inc.*	1,129,600	62,523,360
Avnet, Inc.	1,541,600	63,976,400
Interdigital, Inc.	1,369,300	54,525,526
VEECO Instruments Inc.*	241,700	8,447,415
Western Digital Corporation	637,800	62,070,696
		$309,830,997
OIL FIELD SERVICES — 15.1%
Atwood Oceanics, Inc.*	1,242,600	$54,289,194
Baker Hughes Incorporated	217,300	14,137,538
Ensco PLC	1,250,500	51,658,155
Helmerich & Payne, Inc.	157,800	15,443,886
Rowan Companies, Inc.	2,360,300	59,739,193
		$195,267,966
BUSINESS SERVICES & SUPPLIES — 10.6%
AGCO Corporation	280,100	$12,733,346
Apollo Group, Inc.*	2,253,300	56,670,495
DeVry Inc.	1,132,908	48,499,791
Titan International, Inc.	1,566,200	18,512,485
		$136,416,117
OIL & GAS EXPLORATION — 10.3%
Cabot Oil & Gas Corporation	80,800	$2,641,352
Cimarex Energy Co.	245,200	31,025,156
Rosetta Resources, Inc.*	1,458,800	65,004,128
SM Energy Company	448,500	34,983,000
		$133,653,636
RETAILING — 4.6%
Aaron's, Inc.	792,696	$19,278,366
Foot Locker, Inc.	459,800	25,587,870
Signet Jewelers Ltd	133,100	15,161,421
		$60,027,657
INDUSTRIAL PRODUCTS — 3.3%
Oshkosh Corporation	523,800	$23,125,770
Trinity Industries, Inc.	427,500	19,972,800
		$43,098,570
HEALTHCARE — 1.5%
Centene Corporation*	234,900	$19,428,579
FINANCIAL — 1.2%
Federated Investors, Inc.	524,443	$15,397,646

FPA CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
BASIC MATERIALS — 1.0%
Reliance Steel & Aluminum Co.	186,608	$12,763,987
OTHER COMMON STOCKS — 0.7%		$8,943,480
TOTAL COMMON STOCKS — 72.3% (Cost $591,265, 717)		$934,828,635
U.S. TREASURIES — 13.2%
U.S. Treasury Note — 0.375% 2014	$85,000,000	$85,033,201
U.S. Treasury Bill — 0.05% 2015	85,000,000	84,994,756
TOTAL U.S. TREASURIES (Cost $170,111,112)		$170,027,957
TOTAL INVESTMENT SECURITIES — 85.5% (Cost $761,376,829)		$1,104,856,592
SHORT-TERM INVESTMENTS — 14.4%
State Street Bank Repurchase Agreement - 0.00% 10/01/14 (Dated 9/30/2014, repurchase price of $68,284,000, collateralized by $73,415,000 principal amount U.S Treasury Bonds — 2.875% 2043, fair value $69,652,481)	$68,284,000	$68,284,000
Exxon Mobil Corporation — 0.06% 10/03/14	60,000,000	59,999,800
— 0.07% 10/03/14	8,000,000	7,999,969
Federal Home Loan Mortgage Corporation (Discount Note) — 0.04% 11/04/14	50,000,000	49,998,111
TOTAL SHORT-TERM INVESTMENTS (Cost $186,281,880)		$186,281,880
TOTAL INVESTMENTS — 99.9% (Cost $947,658,709)		$1,291,138,472
Other assets and liabilities, net — 0.1%		1,664,227
NET ASSETS — 100.0%		$1,292,802,699

*  Non-income producing securities.

See notes to financial statements.

FPA CAPITAL FUND, INC

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014
(Unaudited)

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $761,376,829)	$1,104,856,592
Short-term investments — at amortized cost (maturities of 60 days or less)	186,281,880	$1,291,138,472
Cash		332
Receivable for:
Investment securities sold	$17,676,042
Dividends and accrued interest	141,849
Capital Stock sold	95,925	17,913,816
		$1,309,052,620
LIABILITIES
Payable for:
Investment securities purchased	$15,010,633
Advisory fees and financial services	834,705
Capital Stock repurchased	209,984
Accrued expenses and other liabilities	194,599	16,249,921
NET ASSETS		$1,292,802,699
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 29,498,748 shares		$294,987
Additional Paid-in Capital		890,292,640
Accumulated net realized gain on investments		59,073,293
Accumulated net investment loss		(337,984)
Unrealized appreciation of investments		343,479,763
NET ASSETS		$1,292,802,699
NET ASSET VALUE
Offering and redemption price per share		$43.83

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2014
(Unaudited)

INVESTMENT INCOME
Dividends		$4,730,594
Interest		633,865
		$5,364,459
EXPENSES
Advisory fees	$4,489,199
Financial services	686,790
Transfer agent fees and expenses	272,873
Directors' fees and expenses	64,389
Custodian fees and expenses	49,689
Reports to shareholders	43,981
Registration fees	27,234
Audit and tax services fees	24,880
Legal fees	11,086
Other expenses	4,084	5,674,205
Net investment loss		$(309,746)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$268,708,583
Cost of investment securities sold	206,797,628
Net realized gain on investments		$61,910,955
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$463,214,917
Unrealized appreciation at end of period	343,479,763
Change in unrealized appreciation of investments		(119,735,154)
Net realized and unrealized gain (loss) on investments		$(57,824,199)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(58,133,945)

See notes to financial statements.

FPA CAPITAL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014
CHANGE IN NET ASSETS
Operations:
Net investment loss	$(309,746)		$(892,316)
Net realized gain on investments	61,910,955		141,990,324
Change in unrealized appreciation of investments	(119,735,154)		73,924,984
Change in net assets resulting from operations		$(58,133,945)		$215,022,992
Distributions to shareholders from:
Net investment income	—		$(3)
Net realized capital gains	$(50,554,521)	(50,554,521)	(157,874,068)	(157,874,071)
Capital Stock transactions:
Proceeds from Capital Stock sold	$44,474,296		$115,944,830
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	46,576,083		142,937,305
Cost of Capital Stock repurchased*	(61,895,220)	29,155,159	(217,516,836)	41,365,299
Total change in net assets		$(79,533,307)		$98,514,220
NET ASSETS
Beginning of period		1,372,336,006		1,273,821,786
End of period		$1,292,802,699		$1,372,336,006
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		943,560		2,528,909
Shares issued to shareholders upon reinvestment of dividends and distributions		964,707		3,294,787
Shares of Capital Stock repurchased		(1,323,926)		(4,844,349)
Change in Capital Stock outstanding		584,341		979,347

*  Net of redemption fees of $17,223 and $43,358 for the periods ended September 30, 2014 and March 31, 2014, respectively.

See notes to financial statements.

FPA CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30, 2014	Year Ended March 31,
	(Unaudited)	2014	2013	2012	2011	2010
Per share operating performance:
Net asset value at beginning of period	$47.46	$45.60	$45.11	$46.64	$35.16	$20.25
Income from investment operations
Net investment income (loss)	$(0.01)	$(0.03)	$0.05	$(0.11)	$(0.06)	$(0.07)
Net realized and unrealized gain (loss) on investment securities	(1.86)	7.90	4.37	(1.42)	11.54	15.01
Total from investment operations	$(1.87)	7.87	$4.42	$(1.53)	$11.48	$14.94
Less distributions:
Dividends from net investment income	—	—	$(0.07)	—	—	$(0.03)
Distributions from net realized capital gains	$(1.76)	$(6.01)	(3.86)	—	—	—
Total distributions	$(1.76)	$(6.01)	$(3.93)	—	—	$(0.03)
Redemption fees	— *	— *	— *	— *	— *	— *
Net asset value at end of period	$43.83	$47.46	$45.60	$45.11	$46.64	$35.16
Total investment return**	(4.28)%	18.99%	10.64%	(3.28)%	32.65%	73.84%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,292,803	$1,372,336	$1,273,822	$1,309,145	$1,403,033	$1,148,714
Ratio of expenses to average net assets	0.83%†	0.83%	0.83%	0.84%	0.87%	0.86%
Ratio of net investment income (loss) to average net assets	(0.05)%†	(0.07)%	0.12%	(0.25)%	(0.16)%	(0.20)%
Portfolio turnover rate	20%†	17%	10%	15%	8%	19%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2014 is not annualized.

†  Annualized

See notes to financial statements.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2014
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York Time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 6.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's ) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $323,535,278 for the six months ended September 30, 2014. Realized gains or losses are based on the specific identification method. All of the amounts reported in the financial statements as of September 30, 2014 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2014 for federal income tax purposes was $377,475,532 and $33,995,769, respectively, resulting in net unrealized appreciation of $343,479,763. As of and during the period ended September 30, 2014, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2010 or by state tax authorities for years ended on or before March 31, 2009.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended September 30, 2014, the Fund paid aggregate fees of $64,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended September 30, 2013, the Fund collected $17,223 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price, Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonable use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2014:

	Level 1	Level 2	Level 3(3)	Total
Common Stocks(1)	$934,828,635	—	—	$934,828,635
U.S. Treasuries	—	$170,027,957	—	170,027,957
Short-Term Investments(2)	—	186,281,880	—	186,281,880
	$934,828,635	$356,309,837	—	$1,291,138,472

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

FPA CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and Level 2 during the period ended September 30, 2014. Additionally, there were no transfers into or out of Level 3 during the period ended September 30, 2014.

NOTE 7 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial

Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2014, are as follows:

Counterparty	Gross Assets in the Statement of Assets (Liabilities)	Collateral Received		Assets and Liabilities Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$68,284,000	$68,284,000	**	—	—

*   Represents the net amount receivable from the counterparty in the event of default.

**   Collateral with a value of $69,652,481 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA CAPITAL FUND, INC.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2014
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2014	$1,000.00	$1,000.00
Ending Account Value September 30, 2014	$957.20	$1,020.79
Expenses Paid During Period*	$4.07	$4.21

*  Expenses are equal to the Fund's annualized expense ratio of 0.83%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2014 (183/365 days).

FPA CAPITAL FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 11, 2014, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2015, on the recommendation of the Independent Directors, who met in executive session on August 11, 2014 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the two analysts supporting the team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the reputation of the Fund's portfolio managers: Dennis Bryan, who has been with the Adviser since 1993, Arik A. Ahitov, who joined the Adviser in 2010 and has served as a portfolio manager since 2014 (Mr. Ahitov was designated as an associate portfolio manager of the Fund in 2013), Robert Rodriguez, who has served in an advisory capacity since 2010, Nile R. Garritson, who joined the Adviser in 2012, and Chris J. Moreno, who joined the Adviser in 2014. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Lipper, regarding the Fund's performance relative to a peer group of mid-cap core funds selected by Lipper (the "Peer Group"). The Board and the Independent Directors noted the Fund's competitive longer-term investment performance when compared to the Peer Group. They also noted the Fund's recent shorter-term underperformance relative to the Peer Group, considering the Adviser's representation that because of the Fund's value investment style and focus on long-term performance, periods of short-term underperformance may occur. They also noted that Morningstar gave the Fund a "Silver" Analyst Rating. The Board and the Independent Directors determined that the Fund's investment results were satisfactory in light of the Fund's objectives and concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Directors noted that the Fund's fees and expenses were at the lower end of the range for the Peer Group. The Board and the Independent Directors also noted that the overall expense ratio of the Fund was low when compared to the Peer Group. The Directors also noted that many funds in the universe charge fees for outside administration and similar services in addition to the advisory fee, and considered amounts paid or reimbursed to the Adviser for financial services. The Board and the Independent Directors also considered the fees charged by the Adviser for advising institutional accounts and for sub-advising another mutual fund, and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the sub-advised fund and institutional accounts. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser

FPA CAPITAL FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Continued)

and the benefits to the Adviser from its relationship to the Fund, including amounts paid or reimbursed to the Adviser for financial services. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, with respect to the provision of investment advisory and financial services. Although the Board was not provided with information relating to individuals' compensation levels or amounts, the Independent Directors discussed with the Adviser the process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in the associate portfolio manager and analyst, traders and other investment personnel who assist with the management of the Fund, in new compliance, operations, and administrative personnel, in information technology and portfolio accounting and trading systems, and in office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds, including the Fund, to new investors when it believed that the Fund had limited capacity to grow or that it otherwise would benefit fund shareholders. The Board and the Independent Directors also noted that, even though the Fund is currently closed to new investors and it continues to experience outflows of investment capital, the Adviser has continued to make investments in personnel servicing the Fund.

The Independent Directors noted that the fee rate contained a breakpoint as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and the limited prospect for growth in the Fund's assets given that the Fund is still closed to new shareholders, all of which could negatively impact the Adviser. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

FPA CAPITAL FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Continued)

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team, which has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2015.

FPA CAPITAL FUND, INC.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (73)*	Director & Chairman† Years Served: 3	Private Investor. Co-Founder, formerly Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (77)*	Director† Years Served: 5	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (69)*	Director† Years Served: 14	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions and Kaiser Aluminum, Inc.
A. Robert Pisano – (71)†	Director* Years Served: 1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals, and The Motion Pictures and Television Fund
Patrick B. Purcell – (71)*	Director† Years Served: 8	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Robert L. Rodriguez – (65)	Director† Portfolio Manager Years Served: 30	Managing Partner of the Adviser.	2
Dennis M. Bryan – (53)	Chief Executive Officer & Portfolio Manager Years Served: 18	Partner of the Adviser.
J. Richard Atwood – (54)	Treasurer Years Served: 17	Managing Partner of the Adviser.
Leora R. Weiner – (43)	Chief Compliance Officer Years Served: <1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008-2014.

Sherry Sasaki – (59)	Secretary Years Served: 31	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (47)	Assistant Treasurer Years Served: 8	Senior Vice President and Controller of the Adviser.
Michael P. Gomez – (29)	Assistant Vice President Years Served: 2	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

†  Directors serve until their resignation, removal or retirement.

*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11601 Wilshire Blvd., Suite 1200, Los Angeles, CA 90025.

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FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other items, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                   Code of Ethics.  Not Applicable to this semi-annual report.

Item 3.                   Audit Committee Financial Expert.  Not Applicable to this semi-annual report.

Item 4.                   Principal Accountant Fees and Services.  Not Applicable to this semi-annual report.

Item 5.                   Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                 Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                 Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)                  Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)                  Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood, Treasurer
(Principal Executive Officer)

Date: November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood, Treasurer
(Principal Executive Officer)

Date: November 21, 2014

By:	/s/ E. Lake Setzler III
E. Lake Setzler III, Assistant Treasurer
(Principal Financial Officer)

Date: November 21, 2014